1 NEWS RELEASE Everest GROUP, LTD. Seon Place, 4th Floor, 141 Front Street, Hamilton HM 19, Bermuda Contacts Media: Dawn Lauer Investors: Matt Rohrmann Chief Communications Officer Head of Investor Relations 908.300.7670 908.604.7343 Everest Announces Agreement to Sell Retail Commercial Insurance Renewal Rights to AIG Jason Keen Appointed to Lead Everest’s Global Wholesale and Specialty Insurance Business HAMILTON, Bermuda – (BUSINESS WIRE) – October 27, 2025 – Everest Group, Ltd. (“Everest” or “the Company”) (NYSE: EG), a global specialty reinsurance and insurance leader, today announced that it has entered into definitive agreements to sell the renewal rights for its Global Retail Commercial Insurance business to American International Group, Inc. (NYSE: AIG). The transactions sharpen Everest’s focus on its core global Reinsurance business as well as its Global Wholesale and Specialty Insurance businesses, and positions Everest for strong performance across market cycles. As part of these transactions, AIG will obtain all the rights to renew Everest’s U.S., U.K., European, and Asia Pacific Commercial Retail businesses. The renewal rights of these businesses total an estimated $2 billion of aggregate gross premiums written. The transactions will result in meaningful total value to Everest including significant capital which will be released over time. “Today’s strategic action results in a more focused, higher-performing Everest,” said Jim Williamson, Everest President and Chief Executive Officer. “The transactions offer clear opportunity to unlock long- term value for both Everest and AIG. Going forward, Everest will be optimally positioned to respond to evolving market needs while building on our track record of sustainable financial returns over the long term.” As part of these transactions, Everest has introduced a new operating structure for its insurance division focused on its Global Wholesale and Specialty Insurance businesses. It aligns Everest’s expertise with the evolving needs of the market and includes Everest Global Markets and Everest Evolution™, as well as Underwriting Programs, Credit and Political Risk, Surety, and Accident & Health business lines. Jason Keen has been appointed CEO of Global Wholesale and Specialty Insurance and will lead efforts to further strengthen Everest’s position in the excess and surplus market. Williamson concluded, “The dynamic specialty market is full of opportunity. With Jason’s leadership and expertise, Everest Insurance® is poised to capture new growth opportunities, while delivering tailored solutions and exceptional value to the market.” Completion of the transactions will be subject to certain regulatory requirements. Ardea Partners LP served as exclusive financial advisor to Everest, and Debevoise & Plimpton LLP served as the Company’s legal advisor. Evercore served as financial advisor to AIG, and Willkie Farr & Gallagher LLP was AIG’s legal advisor.

2 Third Quarter 2025 Financial Results In a separate press release issued today, Everest reported its third quarter 2025 results, which are available in the “Investor Relations” section of its website at investors.everestglobal.com. A conference call discussing the results will be held at 8:00 a.m. Eastern Time on Tuesday October 28, 2025. The call will be available on the Internet through the Company’s website at investors.everestglobal.com. Recipients are encouraged to visit the Company’s website to view supplemental financial information on the Company’s results. The supplemental information is located in the investors.everestglobal.com “Investors/Financials/Quarterly Results” section of the website. The supplemental financial information may also be obtained by contacting the Company directly. About Everest Everest Group, Ltd. (Everest) is a global underwriting leader providing best-in-class property, casualty, and specialty reinsurance and insurance solutions that address customers’ most pressing challenges. Known for a 50-year track record of disciplined underwriting, capital, and risk management, Everest, through its global operating affiliates, is committed to underwriting opportunity for colleagues, customers, shareholders, and communities worldwide. Everest common stock (NYSE: EG) is a component of the S&P 500 index. Additional information about Everest, our people, and our products can be found on our website at www.everestglobal.com. This news release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and other U.S. federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. federal securities laws. Forward-looking statements include statements about the total value and benefits of the transaction, expected capital releases, expected charges, regulatory approvals, timing of closing and growth opportunities. These forward-looking statements reflect management’s current expectations based on assumptions we believe are reasonable but are not guarantees of performance. Actual results may differ materially from those contained in forward- looking statements made on behalf of the Company. Forward-looking statements involve risks and uncertainties that include, but are not limited to, our ability to execute and close the transaction, obtain regulatory approvals, effectuate the transition, policyholders’ failure to renew their policies with AIG and other factors described in our SEC filings, including but not limited to our latest Annual Report on Form 10-K. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.